MGIC Radian Financial Group MGIC Radian Financial Group Creating a Preeminent Mortgage and Credit Risk Insurer February 6, 2007 Exhibit 99.2

MGIC Radian Financial Group
Forward Looking Statement
Discussions made in this press release that are not statements of historical fact (including statements that include terms such as “will,” “may,” “should,” believe,” “expect,” anticipate,” “estimate,” “intend,” and “plan”) are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Radian and MGIC, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule;
the failure of Radian or MGIC shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; potential sales of assets in connection with the merger; legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s and MGIC’s operating subsidiaries and unfavorable changes in economic and business conditions. Additional factors that may affect future results are contained in Radian’s and MGIC’s filings with the SEC, which are available at the SEC’s website
http://www.sec.gov. Radian and MGIC disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

MGIC Radian Financial Group
Additional Information
The proposed merger will be submitted to shareholders of MGIC Investment Corporation and Radian Group Inc. for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about MGIC and Radian, without charge, at the
Securities Exchange Commission’s Internet site (www.sec.gov).  You will also be able to obtain these documents, free of charge, by accessing MGIC’s website (http://www.mgic.com) or Radian’s website (http:/www.radian.biz). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Michael
Zimmerman, Vice President Investor Relations, 250 E. Kilbourn, Milwaukee, WI 53092 or Mona Zeehandelaar, Senior Vice
President, Investor Relations and Corporate Communications, 1601 Market Street, Philadelphia, PA 19103
MGIC Investment Corporation and Radian Group Inc., their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the shareholders of MGIC Investment Corporation and/or
Radian Group Inc. in respect of the proposed merger.  Information regarding MGIC Investment Corporation’s directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by MGIC on March 30,
2006, and information regarding Radian Group Inc’s directors and executive officers is available in it proxy statement filed with the Securities and Exchange Commission by Radian on April 18, 2006.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available..

3 MGIC Radian Financial Group Compelling Strategic Transaction Leadership and Scale Enhanced Operating Platform Financially Compelling Creating Shareholder Value Synergistic Transaction

MGIC Radian Financial Group
Compelling Strategic Transaction
Leadership
and Scale
Enhanced
Operating
Platform
Financially
Compelling
A premier mortgage insurer – $290bn of combined insurance in-force;
$98bn of NIW in 2006
Experienced and strong combined management team
Increased financial strength and flexibility from larger size
Complementary businesses
–
mortgage insurance,  financial guaranty,
C-BASS and Sherman
Significant operating efficiencies
Complementary mix of revenues / earnings
Stronger platform for growth
–
international opportunities
Attractive risk profile
–
diverse geography, business mix
Financially accretive to both companies’ EPS
Significant cost savings opportunities
Strong capital base
Substantial excess capital generation

MGIC Radian Financial Group
Overview of Transaction Terms
100% Stock
Consideration
Structure 0.9658 MGIC shares per Radian share
Market-for-market exchange (based on February 2, 2007 market close)
Name
MGIC Radian Financial Group
– Mortgage Insurance business:  MGIC
– Financial Guaranty business:  Radian Guaranty
Locations
Headquarters: Milwaukee, WI
– Mortgage Insurance: Milwaukee, WI; Philadelphia, PA; International
– Financial Guaranty: New York, NY; International
Board Composition
6 MGIC directors (including Chairman); 5 independents
5 Radian directors (including Lead Director); 4 independents
– To be increased to 6 directors, 5 independents upon election by shareholders following consummation of the merger
Leadership
CC, Chairman and CEO until two years post closing
SAI, President and COO; assumes CEO title two years post closing
Senior management positions identified
Timing
Expected closing fourth quarter of 2007
Subject to regulatory approvals and approval of shareholders of both companies
$1.00 per share (current MGIC dividend)
Approvals
Normal shareholder and regulatory approvals
Due Diligence
Completed
Dividend

MGIC Radian Financial Group
Highly Experienced Management Team
Organization Chart Post-Closing
11 Martin Wood International
23 Teresa Bryce Corporate Strategy / Corporate Secretary
22 Lawrence DelGatto Technology / Information
27
24
10
20
17
23
28
25
31
Industry Experience
(Years)
Rob Croner Human Resources
Larry Pierzchalski Risk
Jeff Lane General Counsel
Mark Casale Capital Markets
Mike Lauer Chief Financial Officer
Stephen Cooke Financial Guaranty Company
Pat Sinks Mortgage Insurance Company
S.A. Ibrahim President / Chief Operating Officer
Curt Culver Chief Executive Officer
Post-Closing Title

MGIC Radian Financial Group
Pro Forma Franchise and Earnings
Pro Forma Net Income Mix
(1)
Combined Businesses
Mortgage
Insurance
65.8%
Sherman
11.3%
Financial
Guaranty
13.2%
C-BASS
9.7%
2006 Total:  $1.1 billion
Mortgage insurance franchise
$290bn of insurance in force
$98bn of 2006 NIW
Financial guaranty business
Strong AA franchise
$104bn of net par outstanding
Financial services businesses
C-BASS: A market leader in
purchasing, servicing and investing in
“credit sensitive” residential mortgage
assets
$291mm in 2006 pre-tax net
income
Sherman: The nation’s largest buyer
and servicer of unsecured distressed
consumer debt
$347mm in 2006 pre-tax net
income
1.    Assumes restructuring of C-BASS and Sherman stakes to reduced ownership of 49.9% (pro forma reflects sale of stake, review of other potential alternatives).

MGIC Radian Financial Group
MGIC Radian Mortgage Insurance Business
Scale provides significant operating
efficiencies
Best practices of both companies
Single technology platform for MI
business
Maintain sound risk profile
Leading product capabilities
Capital market solutions
Credit default swaps
Bulk / flow
Well positioned to succeed across
mortgage products and volume cycles
Increasing MI Penetration Rates
Persistency Continues to Recover
(1)
79.3%
62.2%
56.9%
46.9%
59.5%
59.8%
68.5%
2000 2001 2002 2003 2004 2005 2006
2007E
1.  Represents median of MGIC and Radian.
Source: Inside Mortgage Finance and Inside MBS
Flow Penetration = Flow NIW / Total Orgination volume – Non Agency MBS Issuance
Bulk Penetration = Bulk NIW / Non Agency MBS Issuance

MGIC Radian Financial Group
Increased Scale and Operating Efficiencies
Increased Scale
(1)
Note: Statutory expense data for YTD of 30-Sep-2006.
1. Includes purchase accounting adjustments. Data at or for the twelve months ended 2006 on a combined basis.
$290 billion of insurance-in-force
$2.8 billion of revenue
$1.1 billion of net income
$9.7 billion of total capitalization
$8.3 billion of tangible book value
Combination of MGIC and Radian Creates Greater
Operating Efficiencies and Financial Strength
16.2%
29.2%
16.1%
40.6%
27.4%
23.8%
22.5%
21.8%
Statutory Expense Ratio

MGIC Radian Financial Group
Primary Mortgage Insurance Risk Profile
% of RIF
18.1%
% of RIF
14.6%
% of RIF
23.8%
% of RIF
25.7%
% of RIF
17.8%
Maintains Excellent Risk Dispersion
FICO Distribution
Product Type
Original LTV
Geographic Dispersion
700 & >
45%
575 – 619
9%
620 – 699
42%
< 575
4%
ARM – Neg Am
4%
ARM No
Neg Am
17%
FRM
79%
100s
19%
95s
29%
90s
32%
85s
7%
80s
7%
< 80
6%
Note:  As of 31-Dec-2006.

MGIC Radian Financial Group
Products
Client
Need
Targets
Lender
Solutions
Capital
Markets
Flow
Pool
Contract
Underwriting
Lower cost to
originate
Improved
secondary market
execution
National, regional
and correspondent
lenders with
traditional funding
needs
Flow and Pool Plus:
— Bulk
— Second liens
— NIMs
— Credit default
swaps
Increased liquidity
Balance sheet and
capital management
Credit risk transfer
Top tier, non-prime
and smaller clients
with sophisticated
funding needs
Equity
BB
BBB
A
AA
AAA
Same
Underlying
Mortgage
Collateral
Credit
Default
Swaps
(CDS)
Net
Interest
Margin
Securities
(NIMs)
Seconds Pool Bulk Flow
Traditional MI
Providing Solutions Across Credit Spectrum
Mortgage Risk Origination Capabilities

MGIC Radian Financial Group
Source: Inside Mortgage Finance, FNMA, MBAA December Outlook.
$1.0
$2.9
$8.8
$15.0
1970's 1980's 1990's 2000-2005
Total Residential Originations
Residential Mortgage Market
Strong Sector Growth Dynamics
Single Family Mortgage Originations ($tn)

MGIC Radian Financial Group
6.6
11
15
0
2
4
6
8
10
12
14
16
60%
62%
64%
66%
68%
70%
72%
Household Growth (millions)
Homeownership Rate
1980’s 2000 – 2010 1990’s
Source:  U.S. Department of Commerce, U.S. Census Bureau for 1980 through June 2002 data; Fannie Mae 2005 Statistical Summary data.
Mortgage Demand Continues to Grow

MGIC Radian Financial Group
Market Opportunities
MGIC Radian Has the Size and Scale to
Dynamically Target Attractive Opportunities
Opportunities
Mortgage Debt
Outstanding:
$10 trillion
as of 4Q06
(source:  MBA)
MI Industry Insurance
In Force:
$668 billion
as of December 31, 2006
(source:  MICA)
Credit default swaps
NIMs
Second-to-pay pool
Flow MI
Bulk MI
Pool policies
New products and
services

MGIC Radian Financial Group
Financial Guaranty Overview
Public Finance
5.4 Transportation
6.2 Utilities
0.8 Other public finance
5.1 Tax-backed
53.9% Subtotal
1.5 Long-term care
2.6 Investor-owned utilities
0.8 Housing
10.6 Healthcare
16.8 General obligations
4.1% Education
Sector % Sector
Direct writer of credit enhancement for municipal
bonds, asset-backed obligations and structured
products
Provider of reinsurance to AAA- rated, monolines,
primary FG insurers for municipal bonds and asset-
backed obligations
Insures timely payment of interest and principal
Primarily insures investment grade obligations
97% of public finance portfolio and 95% of structured
finance portfolio is investment grade
December 31, 2006 net par outstanding: $104 billion
Portfolio Product Lines (As of 31-Dec-06)
Structured Finance
46.1% Subtotal
1.7 Other structured finance
39.4 CDOs
1.3 Asset-backed – mortgage / MBS
2.1 Asset-backed – consumer
1.6% Asset-backed – commercial and other
Sector % Sector

MGIC Radian Financial Group
C-BASS Overview
$144
$208
$241
$291
2003 2004 2005 2006
Purchases, services and securitizes
"credit sensitive" residential mortgage
assets
Invests where servicing makes a
difference
Built servicing portfolio to more than $56
billion at December 31, 2006
80% of revenues are recurring from
servicing, money management and
portfolio management
Complements MGIC Radian's capital
markets channel in accessing the
subprime markets and taking credit risk
in a different form
Strong earnings growth
Pre-tax Net Income ($mm)

MGIC Radian Financial Group
Sherman Financial Group Overview
Originates, purchases and services
consumer debt
Purchases of distressed debt made at
deep discounts to their original face
value from national financial
institutions and major retail
corporations
CreditOne Bank
1.3 million customers
1
Provides diversified and recurring
revenue
Leverage consumer debt platform
International opportunities
Strong earnings growth
$200
$288
$347
$71
2003 2004 2005 2006
Pre-tax Income
Consolidated Pre-tax Net Income ($mm)
1.  As of September 30, 2006.

MGIC Radian Financial Group
Enhanced Strategic Opportunities
Combination of MGIC and Radian Creates
a Stronger Platform for Growth
Combination will accelerate MGIC Radian’s ability to expand operations internationally, experienced management team already in place
Hong Kong based operations for
mortgage
Australian-based operations
Canadian expansion in progress
A premier US mortgage insurer
Strong AA financial guarantor
London-based European
operations for mortgage
insurance and financial
guaranty

MGIC Radian Financial Group
Significant Achievable Cost Savings
Estimated Cost Savings
Consolidation of mortgage insurance
operations and technology platform
Elimination of duplicative corporate
staff functions and related overhead
Greater shared services efficiencies
Cost savings represent 24% of
combined company’s cost base
Anticipated to be realized over 12-18
month period post-close
Cost Savings Opportunities
100% $ 128
36 46 Other G&A
32 41 Direct and
Indirect IT
32% $ 41 Direct MI
Expenses
% of
Total
Savings
$mm

MGIC Radian Financial Group
Substantial Capital Generation
($ in millions)
Support growth in core businesses
Financial / strategic flexibility
Ability to invest in business initiatives
International
Other
Return excess capital to
shareholders
$919
$134
$1,053
2008E Pro
Forma Net
Income
Dividend Net Capital
Generation
Potential Uses

MGIC Radian Financial Group
Integration Plan
Detailed Transaction close Integration
Integration Technology conversion of MI systems Complete
Planning Integration of overlapping businesses and shared
services
Best of both companies
Talent, analytics, systems and processes
Communication with constituencies
Ratings agencies, regulators, employees, investors and customers
Integration timetable:
1Q – 3Q 2007 2H 2008 1Q 2008 4Q 2007 1H 2009

MGIC Radian Financial Group
Pro Forma Assumptions
Transaction Close:
4
th
Quarter 2007
Consideration / Structure:
100% Stock
Radian to receive 0.9658 shares of MGIC common stock for each Radian share
Synergies:
Pre-tax cost savings
— $128mm phased in 75% / 100% in 2008 / 2009, respectively
No revenue synergies assumed
Estimated lost MI business volume of approximately $12bn of combined NIW by 2008
Share Repurchase:
Approximately $1bn share repurchase upon closing
— Funded by debt / preferred issuance and excess capital
Additional share repurchase of approximately $750mm (potentially higher)
— Funded by proceeds from reduced ownership in C-BASS and Sherman stakes and excess capital
Other Assumptions:
I/B/E/S median EPS estimates for 2008 (as of 05-Feb-2007), thereafter, EPS grown at long-term growth rate of 10%
Restructuring charge equal to $125mm to $150mm, after-tax
Identified intangibles of $250mm, amortized utilizing sum-of-the digits methodology over 7 years

MGIC Radian Financial Group
Pro Forma Financial Analysis Earnings Impact
To Radian Shareholders
To MGIC Shareholders
11.5 8.88  7.96 2009
8.6% $7.86 $7.24 2008
Cash
8.2 8.62  7.96 2009
4.7% $7.58 $7.24 2008
% Change Pro Forma Current GAAP
9.5 9.19  8.39 2009
6.7% $8.14 $7.63 2008
Cash
6.3 8.92  8.39 2009
2.8% $7.85 $7.63 2008
% Change Pro Forma Current (I/B/E/S) GAAP
Note: Based on exchange ratio of 0.9658x.

24 MGIC Radian Financial Group Compelling Strategic Transaction Leadership and Scale Enhanced Operating Platform Financially Compelling Creating Shareholder Value Synergistic Transaction

25 MGIC Radian Financial Group Appendix

MGIC Radian Financial Group
Pro Forma Income Statement
(159) (145) Lost Income From Equity Affiliates
51 68 Radian DAC Amortization
(27) 1 Other
1
(120) (92) Total After-tax Adjustments
2
(42) (42) Funding Costs
$ 1,126 $ 1,092 Pro Forma Operating Cash Net Income
$ 1,093 $ 1,053 Pro Forma Operating GAAP Net Income
(33) (39) Transaction Identified Intangible Amortization
$ 92 $ 66 Cost Savings
After-tax Adjustments
$ 1,213 $1,144 Pro Forma Net Income – Before Adjustments
601 567 Radian Standalone GAAP Net Income (Based on I/B/E/S)
$ 612 $ 578 MGIC Standalone GAAP Net Income (Based on I/B/E/S)
2009 2008 ($ in millions)
Note: Operating net income represents net income before merger-elated expenses.  Operating cash net income is equal to operating net income plus after-tax impact of intangible amortization.
1. Includes addback of potential business losses and excess cash yield.
2.  Excludes accounting impact of future merger-related expenses realized through income statement.

MGIC Radian Financial Group
Balance Sheet Summary
748 781 Debt
$7,929 $6,622 Total Liabilities and Equity
$4,068 $4,296 Total Equity
$3,861 $2,326 Total Liabilities
1,327 229 Other Liabilities
842 1,126 Reserve for Losses
$944 $190 Unearned Premiums
$7,929 $6,622 Total Assets
1,261 1,063 Other Assets
222 13 Deferred Policy Acquisition Costs
$6,446 $5,546 Cash and Investments
Radian MGIC
As of December 31, 2006
($ in millions)
Source:  Publicly available financial statements.

MGIC Radian Financial Group
Pro Forma Financial Analysis Capital Impact
8.3x 10.4 x 7.4 x
MI Risk-in-Force /
Statutory Capital
(2006A)
12 - 15% 15.9% 15.4%
Rating Agency
Debt / Capital (2007E)
18 - 20% 15.9% 15.4%
GAAP Debt / Capital
(2007E)
Pro Forma Radian MGIC